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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its Charter)

            Michigan                  000-230-661              38-3317208
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        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

           30142 Wixom Road, Michigan                            48334
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 17, 2005, Rockwell Medical Technologies, Inc. ("Rockwell"), entered into a Second Amendment to Industrial Lease Agreement (the "Amendment") with DCT DFW, LP (the "Landlord"). There is no material relationship between Rockwell and the Landlord , other than in respect of the lease agreement and the Amendment.

         The Amendment extends the term of the lease of Rockwell's Grapevine, Texas plant through August 31, 2010, provides for an option for Rockwell to extent the term of the lease for one additional period of five years. In addition the Amendment establishes to the base rent during the extended term. From August 28, 2005 through August 31, 2007, inclusive, monthly installments of base rent will be $12,991.22. From September 1, 2007 through August 31, 2010, inclusive, monthly installments of base rent will be $13,630.13. In addition to base rent, Rockwell is also required to pay various expenses related to the leased premises.

         The foregoing description is qualified in its entirety by reference to the Second Amendment to Industrial Lease Agreement, a copy of which is filed herewith as Exhibits 99.1 is hereby incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Rockwell became obligated under the Amendment on August 17, 2005, the date it executed the Amendment. The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE.

         The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are furnished with this Form 8-K:

         Exhibit       Description
         -------       ---------------------------------------------------------
         99.1          Second Amendment to Industrial Lease Agreement between
                       Rockwell Medical Technologies, Inc. and DCT DFW, LP dated August 17, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  August 19, 2005                       By: /s/ Thomas E. Klema
                                                 -------------------------------
                                                 Thomas E. Klema
                                                 Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit      Description
-------      -------------------------------------------------------------------
99.1         Second Amendment to Industrial Lease Agreement between Rockwell
             Medical Technologies, Inc. and DCT DFW, LP dated August 17, 2005.

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